SUMMARY OF PRINCIPAL TERMS OF ORAL AGREEMENT BY AND BETWEEN
DAVID KOOS, BRIAN POCKETT AND FREZER, INC. MEMORIALIZED IN FREZER BOARD RESOLUTION

Dated March 13, 2006

WHEREAS Frezer Inc. has, from August 1, 2005 to December 31, 2005, accrued salaries payable to Mr. David Koos, CEO, in the amount of $83,000.

WHEREAS Frezer Inc. has, from August 1, 2005 to December 31, 2005, accrued salaries payable to Mr. Geoffrey O’Neill, President, in the amount of $50,000.

WHEREAS Frezer Inc. has, from August 1, 2005 to December 31, 2005, accrued salaries payable to Mr. Brian Pockett, Managing Director and COO, in the amount of $50,000.

David Koos agrees to accept from Frezer, Inc., and Frezer, Inc. agrees to issue to David Koos, 2,766,666 common shares of Frezer Inc. which shall constitute full satisfaction of all salary payable to David Koos from August 1, 2005 to December 31, 2005.

David Koos agrees to accept from Frezer, Inc., and Frezer, Inc. agrees to issue to David Koos, 2,766,666 common shares of Frezer Inc. which shall constitute full satisfaction of all salary payable to David Koos from August 1, 2005 to December 31, 2005.

Geoffrey O’Neill agrees to accept from Frezer, Inc., and Frezer, Inc. agrees to issue to Geoffrey O’Neill, 1,666,667 common shares of Frezer Inc. which shall constitute full satisfaction of all salary payable to Geoffrey O’Neill from August 1, 2005 to December 31, 2005.

Brian Pockett agrees to accept from Frezer, Inc., and Frezer, Inc. agrees to issue to Brian Pockett, 1,666,667 common shares of Frezer Inc. which shall constitute full satisfaction of all salary payable to Brian Pockett from August 1, 2005 to December 31, 2005.